                                                                    Exhibit 23.1


                               CONSENT OF COUNSEL


         We hereby consent to the reference to our firm under the caption "Legal Matters" in the Prospectus contained in this Registration Statement.


                                      BAER MARKS & UPHAM LLP

New York, New York
October 11, 1996